Exhibit 99.1
Announces Additional Restructuring and Changes to its Leadership Team and Board of Directors

LOUISVILLE, Ky., March 9, 2018 - CafePress Inc. (NASDAQ: PRSS) a leading retailer of personalized products offering a wide variety of expressive gifts and accessories, (“CafePress” or the “Company”), today announced changes to its executive leadership team and Board of Directors.

The Company is undertaking another restructuring initiative and is revising its previously announced estimated reductions in normalized, annual fixed costs and software development spending to $7 million from the previously announced $4 million. The Company indicated that this further 7% reduction in headcount is tailored to unify and simplify its organization and improve business performance, profitability, cash flow generation and productivity.

Fred Durham, Co-Founder and Chief Executive Officer, said, "As previously stated, it has been our top goal for 2018 to return to profitability and to stop cash burn. The first round of cuts made in January put us within striking distance of profitability. With this second round, we believe we have attained the necessary balance to once again be a profitable company. This is a major milestone.  We are committed to working as hard as ever to further improve upon this position through both growth initiatives as well as continued enhancements to cost and efficiency.”

The additional restructuring announced today is intended to reduce CafePress' normalized, annual fixed costs and software development spending by an additional $3 million. The Company expects to record a restructuring charge as a result of these activities in 2018 of approximately $0.6 million, primarily related to severance costs.

The Company’s restructuring activities will result in:

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The creation of a new, simplified organizational and management structure. It will deliver cost savings and increase internal efficiencies by reducing layers of management and simplifying business structures and processes across the Company's operations.

•	The alignment of the Company’s cost structure and operational objectives to maintain operational discipline and return the Company to profitable growth.

•	The reduction in the size of the Company’s Board of Directors, by two members, which will allow the Board to act, advise, and evaluate opportunities more nimbly.

In connection with the announcement, Robert D. Barton, the Company’s Chief Operating Officer, submitted his resignation, deciding to pursue other professional interests. Robert joined the Company in May 2016 and led improvements and investments in the Company’s production workflow and printing platform over the last two years. Additionally, Roger D. Shannon and Laurie Furber submitted their resignations, effective immediately, and will no longer serve as board members. Roger joined the Board of Directors in November 2016 and served as a financial expert on the Audit Committee. Laurie joined the Board of Directors in September 2017 and served on the Nominating and Corporate Governance Committee.

"Robert’s contribution to the Company’s production capabilities will always be appreciated. We wish him great success in his future endeavors,” said Fred Durham, Chief Executive Officer. “We are also grateful for the dedicated service of our two departing board members. We will miss their insight and experience."

As the Company continues to experience revenue declines related to changes in search engine algorithms that have adversely affected its search visibility and traffic on the current site, it has become increasingly critical to continue to take action that will further assure the goal of returning to profitability.

The Company will remain focused on completing a new and modern CafePress.com website, expanding retail partner channels into new marketplaces and geographies and leveraging its manufacturing platform by providing fulfillment services to other consumer-facing, on demand, custom product providers.

Notice Regarding Forward Looking Statements

Information set forth in this news release contains various "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding the Company’s restructuring initiatives and the impact thereof, including unifying and simplifying the organization, business performance, profitability, cash flow generation, productivity, restoring financial security, stabilizing the business, restructuring charges, management structure, cost savings, efficiencies and business structure, as well as statements regarding the Company’s strategic focus and plans, including, the modernization of our website, the expansion of retail partner channels, and the launch of fulfillment services. The Private Securities Litigation Reform Act of 1995 (the "Act") provides certain "safe harbor" provisions for forward-looking statements. All forward-looking statements are made pursuant to the Act.

The reader is cautioned that such forward-looking statements are based on information available at the time and/or management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "plan," "predict," "project," "seek," "should," "will," and similar words, although some forward-looking statements are expressed differently. Important factors that could cause actual results to differ materially from those discussed in the forward-looking statements include, among others, the following: whether the expected impact of and cost savings related to the restructuring activities will differ from the Company’s estimates and whether the Company will be able to realize the full benefit thereof, including the amount of estimated savings, the Company’s ability to execute on its strategy, the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers' discretionary income; additional taxes and fees; the loss of key personnel; the effect (including possible increases in the cost of doing business) resulting from catastrophic events, including future war and terrorist activities or political uncertainties, or the impact of natural or other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); the impact of work stoppages and other labor problems on current and future operations; our ability to comply with governmental regulation and/or other legal obligations related to the privacy of personal information and other data, including the improper disclosure thereof; the impact of system failures or damage from natural disasters, power loss, telecommunications failures, cyber-attacks, or other unforeseen events; the impact of security breaches, computer viruses and hacking attacks on our business and operations; our ability to respond to rapid technological changes in a timely manner; our ability to prevent payment related risks, such as fraudulent use of credit or debit cards; our ability to maintain customer confidence in the integrity of our business; our ability to operate www.cafepress.com in an evolving and highly competitive market segment; our ability to secure new or ongoing content from third party partners; our ability to provide a high-quality customer experience with minimal programming errors, flows and/or technical difficulties; our ability to adequately protect our intellectual property; our ability to maintain or hire additional personnel; and the volatility of our stock price. For further information regarding the risks and uncertainties associated with the Company's business, and important factors that could cause the Company's actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under the "Risk Factors" sections of the Company's documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company's quarterly reports on Form 10-Q, and the Company's Annual Report on Form 10-K, copies of which may be obtained at www.sec.gov.

About CafePress (PRSS):
At CafePress, our mission is to create human connection by inspiring people to express themselves.  We believe a coffee mug can start a conversation and a t-shirt can ignite a movement.

Founded in 1999 and based in Louisville, Kentucky, CafePress is the recognized pioneer of customizable products. Our global online platform enables people to express themselves through engaging community generated designs and licensed and personalized one-of-a-kind products.

Media Relations:
CafePress Inc.
pr@cafepress.com

Investor Relations:
CafePress Inc.
Phil Milliner
502-822-7503
pmilliner@cafepress.com

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